INVESTMENT AGREEMENT

	AGREEMENT made this 20th day of January, 2005 among Zhiguo Fu, Zhijie Fu, Wenhua Yang (the "Investors") and Advanced Battery Technologies, Inc. ("ABAT").

	WHEREAS, the Investors have contributed a total of US$4,832,976 (the "Loan") toward the construction of new manufacturing facilities for ABAT's subsidiary, Heilongjiang ZhongQiang Power-Tech Co., Ltd. ("ZQ Power-Tech"); and

	WHEREAS, ABAT owns 70% of the outstanding capital stock of ZQ Power-Tech and the Investors own the remaining 30% of ZQ Power-Tech; and

	WHEREAS, ABAT and the Investors wish to relieve ZQ Power-Tech of its obligation to the Investors by issuing ABAT common stock to the Investors.

	NOW, THEREFORE, it is agreed:

        1. Accounting for Loan. The Investors will accept the ABAT shares to be issued hereunder in full satisfaction of 70% of the Loan. The Investors hereby agree that the remaining 30% of the Loan will be a contribution to the capital of ZQ Power Tech.

	2. Issue of Shares. ABAT will promptly hereafter deliver to the Investors certificates for shares of ABAT common stock. The number of shares to be issued will be based upon $.30 per share, the closing price of the common stock on the OTC Bulletin Board on January 19, 2005. The shares will be issued thus:

        Investor                Investment                 Shares
        ----------------        --------------             ----------
        Zhiguo Fu               $1,691,542                  5,638,473
        Zhijie Fu               $  845,771                  2,819,237
        Wenhua Yang             $  845,771                  2,819,237
                                 ---------                 ----------
                                $3,383,084                 11,276,947
                                 =========                 ==========

	3. Warranties by Investors. The Investors, each for himself, represents to ABAT that he is taking the shares to be issued hereunder for investment, and that he has no present intention of distributing the shares.


        IN WITNESS WHEREOF, the parties have made this Agreement as of the date set forth on its first page.

                                 ADVANCED BATTERY TECHNOLOGIES INC.

                                 /s/Zhiguo Fu
By: /s/ Zhiguo Fu                ------------------
-------------------              ZHIGUO FU
Zhiguo Fu, Chairman

By: /s/ Ming Liu                 /s/ Zhijie Fu
-------------------             ------------------
Ming Liu, Secretary              ZHIJIE FU


                                 /s/ Wenhua Yang
                                 ------------------
                                 WENHUA YANG